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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   August 14, 2002
                                                -------------------

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                         1-8712                          62-0721803
(State or other               (Commission                      (IRS Employer
jurisdiction of               File Number)                     Identification
incorporation)                                                      No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 271-7733

(Former name or former address, if changed since last report):  Not applicable





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ITEM 9.  REGULATION FD DISCLOSURE.

         Earlier today (August 14, 2002) Bowater Incorporated filed its Amended Annual Report on Form 10-K/A for the year ended December 31, 2001, its Amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2002, and its Quarterly Report on Form 10-Q for the period ended June 30, 2002. In connection with these filings the following statements (attached hereto as Exhibits 99.1 through 99.8) were furnished to the Securities and Exchange Commission.

(c)      Exhibits.

         o Statement Under Oath of Principal Executive Officer dated August 14, 2002.
         o Statement Under Oath of Principal Financial Officer dated August 14, 2002.
         o Certification by Chief Executive Officer of Amended Annual Report on Form 10-K/A for the year ended December 31, 2001.
         o Certification by Chief Financial Officer of Amended Annual Report on Form 10-K/A for the year ended December 31, 2001.
         o Certification by Chief Executive Officer of Amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2002.
         o Certification by Chief Financial Officer of Amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2002.
         o Certification by Chief Executive Officer of Quarterly Report on Form 10-Q for the period ended June 30, 2002.
         o Certification by Chief Financial Officer of Quarterly Report on Form 10-Q for the period ended June 30, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BOWATER INCORPORATED
                                        (Registrant)


Date:  August 14, 2002              By:   /s/ David G. Maffucci
                                        ------------------------------------
                                        Name: David G. Maffucci
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                                    EXHIBITS

         99.1 Statement Under Oath of Principal Executive Officer dated August 14, 2002.
         99.2 Statement Under Oath of Principal Financial Officer dated August 14, 2002.
         99.3 Certification by Chief Executive Officer of Amended Annual Report on Form 10-K/A for the year ended December 31, 2001.
         99.4 Certification by Chief Financial Officer of Amended Annual Report on Form 10-K/A for the year ended December 31, 2001.
         99.5 Certification by Chief Executive Officer of Amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2002.
         99.6 Certification by Chief Financial Officer of Amended Quarterly Report on Form 10-Q/A for the period ended March 31, 2002.
         99.7 Certification by Chief Executive Officer of Quarterly Report on Form 10-Q for the period ended June 30, 2002.
         99.8 Certification by Chief Financial Officer of Quarterly Report on Form 10-Q for the period ended June 30, 2002.